DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE

COMPANY (REGISTRANT)

The undersigned constitutes and appoints, Carlos Sierra, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign registration statements of Lincoln Benefit Life Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the U.S. Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable for the Registrations listed below. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

Lincoln Benefit Life Company: Registration Nos.:

333-286279	The Consultant I Variable Annuity; The Consultant II Variable Annuity; The Premier Planner Variable Annuity

333-286299	The Consultant Solutions Variable Annuities (Classic, Plius, Elite, Select); The LBL Advantage Annuity

Signed on March 31, 2026

/s/ Steven Fry

Steven Fry

Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE

COMPANY (REGISTRANT)

The undersigned constitutes and appoints, Carlos Sierra and Steven Fry, and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign registration statements of Lincoln Benefit Life Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the U.S. Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable for the Registrations listed below. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

Lincoln Benefit Life Company: Registration Nos.:

333-286279	Market Value Adjusted Fixed Account available with: The Consultant I Variable Annuity; The Consultant II Variable Annuity; The Premier Planner Variable Annuity

333-286299	Market Value Adjusted Fixed Account available with: The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select); The LBL Advantage Annuity

Signed on April 9, 2026

/s/ Burke J. Harr

Burke J. Harr

Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE

COMPANY (REGISTRANT)

The undersigned constitutes and appoints, Carlos Sierra and Steven Fry, and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign registration statements of Lincoln Benefit Life Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the U.S. Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable for the Registrations listed below. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

Lincoln Benefit Life Company: Registration Nos.:

333-286279	Market Value Adjusted Fixed Account available with: The Consultant I Variable Annuity; The Consultant II Variable Annuity; The Premier Planner Variable Annuity

333-286299	Market Value Adjusted Fixed Account available with: The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select); The LBL Advantage Annuity

Signed on March 31, 2026

/s/ Dhiren Jhaveri

Dhiren Jhaveri

Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE

COMPANY (REGISTRANT)

The undersigned constitutes and appoints, Carlos Sierra and Steven Fry, and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign registration statements of Lincoln Benefit Life Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the U.S. Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable for the Registrations listed below. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

Lincoln Benefit Life Company: Registration Nos.:

333-286279	Market Value Adjusted Fixed Account available with: The Consultant I Variable Annuity; The Consultant II Variable Annuity; The Premier Planner Variable Annuity

333-286299	Market Value Adjusted Fixed Account available with: The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select); The LBL Advantage Annuity

Signed on March 31, 2026

/s/ Carolyn M. Johnson

Carolyn M. Johnson

Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE

COMPANY (REGISTRANT)

The undersigned constitutes and appoints, Carlos Sierra and Steven Fry, and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign registration statements of Lincoln Benefit Life Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the U.S. Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable for the Registrations listed below. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

Lincoln Benefit Life Company: Registration Nos.:

333-286279	Market Value Adjusted Fixed Account available with: The Consultant I Variable Annuity; The Consultant II Variable Annuity; The Premier Planner Variable Annuity

333-286299	Market Value Adjusted Fixed Account available with: The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select); The LBL Advantage Annuity

Signed on March 31, 2026

/s/ Daniel Kiefer

Daniel Kiefer

Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE

COMPANY (REGISTRANT)

The undersigned constitutes and appoints, Carlos Sierra and Steven Fry, and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign registration statements of Lincoln Benefit Life Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the U.S. Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable for the Registrations listed below. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

Lincoln Benefit Life Company: Registration Nos.:

333-286279	Market Value Adjusted Fixed Account available with: The Consultant I Variable Annuity; The Consultant II Variable Annuity; The Premier Planner Variable Annuity

333-286299	Market Value Adjusted Fixed Account available with: The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select); The LBL Advantage Annuity

Signed on March 31, 2026

/s/ Bradley W. Rosenblatt

Bradley W. Rosenblatt

Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE

COMPANY (REGISTRANT)

The undersigned constitutes and appoints, Carlos Sierra and Steven Fry, and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign registration statements of Lincoln Benefit Life Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the U.S. Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable for the Registrations listed below. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

Lincoln Benefit Life Company: Registration Nos.:

333-286279	Market Value Adjusted Fixed Account available with: The Consultant I Variable Annuity; The Consultant II Variable Annuity; The Premier Planner Variable Annuity

333-286299	Market Value Adjusted Fixed Account available with: The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select); The LBL Advantage Annuity

Signed on March 31, 2026

/s/ Peter R. Schaefer

Peter R. Schaefer

Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE

COMPANY (REGISTRANT)

The undersigned constitutes and appoints Steven Fry as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign registration statements of Lincoln Benefit Life Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the U.S. Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable for the Registrations listed below. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

Lincoln Benefit Life Company: Registration Nos.:

333-286279	Market Value Adjusted Fixed Account available with: The Consultant I Variable Annuity; The Consultant II Variable Annuity; The Premier Planner Variable Annuity

333-286299	Market Value Adjusted Fixed Account available with: The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select); The LBL Advantage Annuity

Signed on April 7, 2026

/s/ Carlos Sierra

Carlos Sierra

Director and President

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE

COMPANY (REGISTRANT)

The undersigned constitutes and appoints, Carlos Sierra and Steven Fry, and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign registration statements of Lincoln Benefit Life Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the U.S. Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable for the Registrations listed below. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

Lincoln Benefit Life Company: Registration Nos.:

333-286279	Market Value Adjusted Fixed Account available with: The Consultant I Variable Annuity; The Consultant II Variable Annuity; The Premier Planner Variable Annuity

333-286299	Market Value Adjusted Fixed Account available with: The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select); The LBL Advantage Annuity

Signed on March 31, 2026

/s/ Joseph Wieser

Joseph Wieser

Director